STATE STREET INSTITUTIONAL FUNDS

	Investment Class	Service Class
STATE STREET INSTITUTIONAL INTERNATIONAL EQUITY FUND	SIEIX	SIESX
STATE STREET INSTITUTIONAL PREMIER GROWTH EQUITY FUND	SSPGX	SSPSX
STATE STREET INSTITUTIONAL SMALL-CAP EQUITY FUND	SIVIX	SSQSX
STATE STREET INSTITUTIONAL U.S. EQUITY FUND	SUSIX	SUSSX
STATE STREET ACTIVE CORE BOND FUND	SSFIX	SSFSX

(each a “Fund”, and collectively the “Funds”)

Supplement dated November 3, 2020 to the Statement of Additional Information (“SAI”)

dated January 31, 2020, as may be revised and/or supplemented from time to time

Effective immediately, the SAI is revised as follows:

•	The discussion under the heading “Supranational Agencies” in the “ADDITIONAL INVESTMENTS AND RISKS” section of the SAI is deleted in its entirety and replaced with the following:

Supranational Agencies

Each Fund may invest in debt obligations of supranational agencies such as the International Bank for Reconstruction and Development (commonly known as the World Bank), which was chartered to finance development projects in developing member countries; the EU, which is a twenty-eight-nation organization engaged in cooperative economic activities; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Debt obligations of supranational agencies are not supported, directly or indirectly, by the U.S. Government.

•	The discussion under the heading “Futures Contracts and Options on Futures” in the “ADDITIONAL INVESTMENTS AND RISKS” section of the SAI is deleted in its entirety and replaced with the following:

Futures Contracts and Options on Futures

Certain Funds may enter into futures contracts on securities in which it may invest or on indices comprised of such securities and may purchase and write call and put options on such contracts.

Futures Contracts. A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as U.S. Treasury bills, notes and bonds at a specified future date at a price agreed upon when the contract is made. An index futures contract is a contract to buy or sell specified units of an index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the index. Under such contracts no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid. Futures contracts are traded in the United States only on commodity exchanges or boards of trade — known as “contract markets” — approved for such trading by the CFTC, and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

Although many futures contracts by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery, but rather by entering into an offsetting contract (a “closing transaction”). Upon entering into a futures contract, a Fund is required to deposit initial margin with the futures broker. The initial margin serves as a “good faith” deposit that a Fund will honor its potential future commitments. Subsequent payments (called “variation margin” or “maintenance margin”) to and from the broker are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” If a Fund is unable to enter into a closing transaction, the amount of the Fund’s potential loss may be unlimited. Futures contracts also involve brokerage costs.

•	The discussion under the heading “Participation Interests” in the “ADDITIONAL INVESTMENTS AND RISKS” section of the SAI is deleted in its entirety and replaced with the following:

Participation Interests. Certain Funds may purchase from financial institutions participation interests in certain Municipal Obligations. A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, or has been given a rating below one that is otherwise permissible for purchase by a Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank that the Board has determined meets certain quality standards, or the payment obligation otherwise will be collateralized by U.S. Government securities. A Fund will have the right, with respect to certain participation interests, to demand payment, on a specified number of days’ notice, for all or any part of the Fund’s participation interest in the Municipal Obligation, plus accrued interest. The Trust intends that a Fund exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, or to maintain or improve the quality of its investment portfolio.

•	The sub-section entitled “INVESTMENT RESTRICTIONS” in the “ADDITIONAL INVESTMENTS AND RISKS” section of the SAI is deleted in its entirety and replaced with the following:

INVESTMENT RESTRICTIONS

Each Fund is subject to fundamental investment policies and limitations. Under the 1940 Act, fundamental investment policies and limitations may not be changed without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund affected by the change.

Investment Restrictions for All Funds:

The following policies and limitations supplement those described in the Prospectus and this SAI. Investment restrictions numbered 1 through 8 below have been adopted as fundamental policies.

1.

No Fund may borrow money, except that a Fund may (a) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed), (b) borrow amounts equal to an additional 5% of its total assets for temporary purposes, (c) invest in permitted leveraged investments, (d) engage in transactions in mortgage dollar rolls and other similar transactions, and (e) engage in other transactions that may entail borrowing or otherwise borrow money to the extent permitted by applicable law.

2.

No Fund may lend its assets or money to other persons, except (a) by purchasing debt obligations (including privately placed debt obligations), (b) by lending cash or securities as permitted by applicable law, (c) by entering into repurchase agreements, (d) by investing in permitted leveraged investments, or (e) as otherwise permitted by applicable law.

3.

Each Fund shall invest at least 75% of its total assets in some combination of the following: (a) cash and cash items, (b) U.S. Government securities (as defined in the 1940 Act), (c) securities of other investment companies, and (d) other securities. With regard to (d), other securities (acquired pursuant to this policy) are limited as to any single issuer to an amount not greater than 5% of a Fund’s total assets and not more than 10% of the outstanding voting securities of any such issuer, or as otherwise permitted by applicable law.

4.

No Fund will make investments that will result in the concentration (as that term is used in the 1940 Act) of its assets in securities of issuers in any one industry. For purposes of this restriction, supranational organizations are collectively considered to be members of a single “industry.”

5.

No Fund may underwrite any issue of securities, except to the extent that the sale of portfolio securities in accordance with the Fund’s investment objective, policies and limitations may be deemed to be an underwriting, and except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the 1933 Act.

6.	Each Fund may purchase or sell real estate, or direct or indirect interests in real estate, subject to other investment policies and applicable law.

7.	A Fund may purchase or sell commodities or commodity contracts, subject to other investment policies and applicable law.

8.	No Fund may issue senior securities except as otherwise permitted by its fundamental policy on borrowing or by applicable law.

Notes to Investment Restrictions

Unless otherwise indicated, all percentage limitations applicable to Fund investments (as stated in the investment restrictions listed above and elsewhere in this SAI or in the Prospectus) apply only at the time of purchases of securities, and any subsequent increase or decrease in percentage resulting from a change in value of portfolio securities or from a change in a Fund’s net assets, or in any ratings, will not be deemed to result in a violation of the Fund’s policies or restrictions. For purposes of investment restriction 4 the Trust may use the industry classifications reflected by the S&P 500® Index, if applicable at the time of determination. For all other portfolio holdings, the Trust may use the Directory of Companies Required to File Annual Reports with the SEC and Bloomberg Inc. In addition, the Trust may select its own industry classifications, provided such classifications are reasonable.

Additional Fundamental Investment Restrictions for All Funds except the Small-Cap Equity Fund

1.	No Fund may invest in companies for the purpose of exercising control or management.

Names Rule Policy

To the extent a Fund is subject to Rule 35d-1 under the 1940 Act, the Fund has an investment policy, described in the Fund’s prospectus, to, under normal circumstances, invest at least 80% of its assets in the particular types of investments suggested by the Fund’s name (a “Name Policy”). “Assets” for the purposes of a Name Policy are net assets plus the amount of any borrowings for investment purposes. The percentage limitation applies at the time of purchase of an investment. A Fund’s Name Policy may be changed by the Board without shareholder approval.

However, to the extent required by SEC regulations, shareholders will be provided with at least sixty (60) days’ notice prior to any change in a Fund’s Name Policy.

Additional Information

Certain of the Fundamental Investment Restrictions above limit a Fund’s ability to engage in certain investment practices and purchase securities or other instruments to the extent consistent with applicable law. Applicable law includes the 1940 Act, the rules or regulations thereunder and applicable orders of the SEC as are currently in place. In addition, interpretations and guidance provided by the SEC staff may be taken into account, where deemed appropriate by a Fund, to determine if an investment practice or the purchase of securities or other instruments is permitted by applicable law. As such, the effects of these limitations will change as the statute, rules, regulations or orders (or, if applicable, interpretations) change, and no shareholder vote will be required or sought when such changes permit or require a resulting change in practice.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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